Exhibit 2.2 (C)

SHAREHOLDER’S AGREEMENT

THIS SHAREHOLDER’S AGREEMENT (“Agreement”), dated as of May 28, 2008 is entered into by and between Central Valley Community Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“CVCB”), Service 1st Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“Bancorp”), and the undersigned shareholder and officer and/or director of Bancorp (“Shareholder”).

RECITALS

A.            CVCB, Central Valley Community Bank, a California banking corporation (“CVC Bank”), Bancorp, and Service 1st Bank, a California banking corporation (“Bank”), entered into that certain Reorganization Agreement and Plan of Merger dated as of May 28, 2008 (the “Reorganization Agreement”).  Pursuant to the Reorganization Agreement, Bancorp shall be merged with CVCB and Bank will be merged into CVC Bank (“Merger”).

B.            Shareholder is a member of the Board of Directors and/or an executive officer of Bancorp and/or Bank and owns shares of the common stock, no par value, of Bancorp (“Bancorp Stock”).

C.            Shareholder is willing to agree to vote or cause to be voted all shares of Bancorp Stock with respect to which Shareholder has voting power on the date hereof or hereafter acquired to approve the Reorganization Agreement and the transactions contemplated thereby and all requisite matters related thereto.

D.            Shareholder is willing to agree to not compete with, use trade secrets or solicit customers or employees of CVCB, CVC Bank, Bancorp or Bank as set forth in this Agreement.

E.             Unless otherwise provided in this Agreement, capitalized terms shall have the meanings given to them in the Reorganization Agreement.  In addition, the term “director” shall include advisory directors, if any, and the term “directorship” shall include advisory directorships, if any.

NOW THEREFORE, in consideration of the premises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, and intending to be legally bound hereby, CVCB and Shareholder agree as follows:

ARTICLE I

DIRECTOR/OFFICER-SHAREHOLDER’S AGREEMENT

1.1          Agreement to Vote.    Shareholder shall vote, or cause to be voted, at any meeting of shareholders of Bancorp to approve the Reorganization Agreement and the transactions contemplated thereby (the “Shareholders’ Meeting”), all of the shares of Bancorp Stock over which Shareholder has voting authority (the “Shares”), as of the record date established to

1

determine shareholders who have the right to vote at any such Shareholders’ Meeting or to give consent to action in writing (the “Record Date”), to approve the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby, including the principal terms of the Merger.

1.2          [Intentionally Omitted.]

1.3          Restrictions on Dispositions.    Shareholder agrees that, from and after the date of this Agreement and during the term of this Agreement, he or she will not take any action that will adversely affect his or her ability to comply with the obligations imposed by this Agreement to vote the Shares, except (i) with the prior written consent of CVCB or (ii) to change such right from that of a shared right of Shareholder to vote the Shares to a sole right of Shareholder to vote the Shares.  Without limiting the generality of the foregoing, Shareholder shall take no actions that will reduce the number of Shares held by Shareholder as of the date hereof.

1.4          Shareholder Approval.    Shareholder shall (i) recommend shareholder approval of the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby by the Bancorp shareholders at the Shareholders’ Meeting and (ii) advise the Bancorp shareholders to reject any subsequent proposal or offer received by Bancorp relating to any purchase, sale, acquisition, merger or other form of business combination involving Bancorp or any of its assets, equity securities or debt securities and to proceed with the transactions contemplated by the Reorganization Agreement; provided, however, that Shareholder shall not be obligated to take any action specified above if the Board of Directors of Bancorp is advised in writing by outside legal counsel that, in the exercise of his or her fiduciary duties, a director of Bancorp should not take such action.

1.5          Noncompetition.    Other than serving as a director, executive officer or shareholder of CVCB or its subsidiaries, for a period of twenty-four (24) months after the Effective Time of the Merger, Shareholder agrees not to, without the prior written consent of CVCB, own any shares of, organize, or otherwise be connected as an officer, director, employee, principal, agent or consultant to any financial institution (or any company directly or indirectly controlled by, in control of or in common control with a financial institution), other than CVCB or its subsidiaries, whose deposits are insured by the Federal Deposit Insurance Corporation that has its head offices or a branch office within San Joaquin County, California.  Attached hereto as Schedule 1.5, if any, is a true, complete and accurate list of (i) all direct or indirect ownership interests of Shareholder in financial institutions other than Bancorp or Bank (“Existing Bank Stock Ownership”), and (ii) all consulting services previously performed by Shareholder for financial institutions other than Bancorp or Bank (“Previously Performed Consulting Services”).  The parties acknowledge and agree that, notwithstanding anything in this Section 1.5 or in Section 2.4 to the contrary, (x) the continued ownership of the Existing Bank Stock Ownership (but no additions thereto) and the future provision of Previously Performed Consulting Services shall not violate the prohibitions set forth in this Section 1.5 or in Section 2.4, (y) the direct or indirect ownership of up to five percent (5%) of any class of securities of a financial institution, or company that controls a financial institution, shall not violate the prohibitions set forth in this Section 1.5 provided that the main office of such financial institution is not located in San Joaquin County, California, and (z) with respect to a financial institution

2

with its main office located in San Joaquin County, California, the direct or indirect ownership of up to the lesser of ten thousand (10,000) shares or five percent (5%) of any class of securities, shall not violate the prohibitions set forth in this Section 1.5.

1.6          Stock Options.    Shareholder shall not exercise, and Company shall not permit Shareholder to exercise, any stock options granted by Company or Company Bank to Shareholder (“Shareholder Stock Options”).  Immediately prior to the Effective Time, the vesting of Shareholder Stock Options shall accelerate and Company shall purchase each outstanding and unexercised Shareholder Stock Option for an amount equal to the value of the Per Share Merger Consideration (using the Parent Determination Price to value the Per Share Stock Component) less the exercise price in respect of each such Shareholder Stock Option; provided, however, that Shareholder acknowledges and agrees that a portion of the amount payable hereunder shall be placed into and subject to the Escrow contemplated by Section 4.10 of the Reorganization Agreement (the contents of which are hereby incorporated herein by reference).  Except as specifically set forth in this Section 1.6, as of the Effective Time, (i) all Shareholder Stock Options and the agreements under which they were granted are hereby terminated, (ii) Shareholder waives all rights in and to the Shareholder Stock Options and the agreements under which they were granted, and (iii) Shareholder forever releases and discharges Company, CVCB and their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys, and representatives, from any and all causes of action, judgments, liens, indebtedness, damages, claims, liabilities, demands, and causes of action of whatever kind or nature, whether known or unknown, suspected or unsuspected, that Shareholder has or may have against Company, CVCB or any of their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and representatives relating to, arising from or in connection with the Shareholder Stock Options.

1.7          Rule 144.    Shareholder acknowledges that upon receipt of the no par value per share common stock of CVCB (“CVCB Common Stock”) in connection with the Merger, his or her status as a director, officer or shareholder of Bancorp or CVCB may result in Shareholder being deemed to be an affiliate of CVCB for purposes of Rule 144 promulgated by the Securities and Exchange Commission.  Shareholder agrees to comply with any provisions of Rule 144 that may be applicable to Shareholder.

ARTICLE II
CONFIDENTIAL INFORMATION.

2.1          Confidentiality.  Except as provided in Section 2.1 of this Agreement, Shareholder agrees that during and after termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, as the case may be, he or she shall keep Confidential Information (as defined below) confidential and shall not directly or indirectly, use, divulge, publish or otherwise disclose or allow to be disclosed any aspect of Confidential Information without CVCB’s prior written consent;  “Confidential Information” includes but is not limited to trade secrets, confidential information, knowledge or data of Bancorp, Bank, CVCB or CVC Bank, or any of their clients, customers, consultants, shareholders, licensees, licensors, vendors or affiliates, that Shareholder may produce, obtain or otherwise acquire or have access to during the course of his or her directorship and/or employment by Bancorp, Bank, CVCB or CVC Bank (whether before or after the date of this Agreement), including but not

3

limited to: business plans, records, and affairs; customer files and lists; sales practices; methods and techniques; sources of supply and vendors; special business relationships with vendors and agents; financial matters; mergers; acquisitions; personnel matters including compensation packages; product specifications; pricing information; technical data; operations and production costs; and other similar matters which are confidential.  All Confidential Information and all tangible materials containing Confidential Information are and shall remain the sole property of Bancorp, Bank, CVCB or CVC Bank, as the case may be.

2.2           Limitation.  Shareholder shall have no obligation under this Agreement to maintain in confidence any information that (i) is in the public domain at the time of disclosure, (ii) though originally Confidential Information, subsequently enters the public domain other than by breach of Shareholder’s obligations hereunder, or (iii) is shown to have been known by Shareholder prior to disclosure to Shareholder by Bancorp, Bank, CVCB or CVC Bank.  Without limiting the generality of the foregoing, the parties agree that the identity of vendors commonly used in the banking industry, and materials or computer programs of general application and not containing any Bank customer data that were created by Shareholder, are not Confidential Information.

2.3           Former Employer Information.  Shareholder agrees that he or she has not and will not, during the term of his or her directorship and/or employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity with which Shareholder has an agreement or duty to keep in confidence information acquired by Shareholder, if any, or (ii) bring onto the premises of Bancorp, Bank, CVCB or CVC Bank any document or confidential or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity; provided however that this Section 2.3 shall not prevent Shareholder from making proper use of Confidential Information in the ordinary course of business during the term of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and in accordance with the terms of his or her directorship and/or employment.

2.4           Conflicting Activities.  While serving as an officer or director of Bancorp, Bank, CVCB or CVC Bank, Shareholder will not work as an employee, director or consultant of any other organization or engage in any other activities that conflict with Shareholder’s obligations to Bancorp, Bank, CVCB or CVC Bank, without the express prior written approval of CVC Bank.

2.5           Trade Names and Styles.  The undersigned acknowledges and agrees that any and all trade names and styles used by Bancorp or Bank, including, but not limited to, the terms “Service 1st Bank” and all trademarks, visual designs and logos under which Bancorp or Bank do business (collectively, the “Marks”), are valuable trade names and service marks, the ownership of which will pass, for valuable consideration, to CVC Bank upon the Merger.  The undersigned agrees that use by any entity, other than the Bank or CVC Bank, of the Marks in San Joaquin County or in California generally would both cause public and customer confusion, and dilute the value of CVC Bank’s investment in the Merger.  Therefore, the undersigned unconditionally agrees that he or she will not enter into any business arrangement or agreement, whether formal or informal, directly or indirectly, where the term “Service 1st Bank,” or any other Mark, is used for the purpose of doing business as a financial services provider, or in connection with the sale, promotion or marketing of financial services to the public in San Joaquin County or in California generally following the merger.

4

2.6          Return of Confidential Material and Certification of Compliance.  In the event of Shareholder’s termination of directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank for any reason whatsoever, Shareholder agrees promptly to surrender and deliver to Bancorp, Bank, CVCB or CVC Bank, as the case may be, all records, materials, equipment, drawings, documents and data of any nature pertaining to any Confidential Information or to his or her employment, and Shareholder will not retain or take with him any tangible materials or electronically stored data, containing or pertaining to any Confidential Information that Shareholder may produce, acquire or obtain access to during the course of his or her directorship and/or employment.

ARTICLE III
NONSOLICITATION

3.1           Nonsolicitation.  Shareholder agrees that during the period of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and for twenty-four (24) months after the date of termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, he or she will not:

3.2           induce, solicit, recruit or encourage any employee of Bancorp, Bank, CVCB or CVC Bank to leave the employ of Bancorp, Bank, CVCB or CVC Bank, which means that he or she will not:

(a)           disclose to any third party the names, backgrounds or qualifications of any employees or otherwise identify them as potential candidates for employment with a competitor; or

(b)           personally or through any other person approach, recruit, interview or otherwise solicit employees to work for any other competitor.

OR:

3.3           solicit, either on behalf of Shareholder or any third party, the business of any client or customer of Bancorp, Bank, CVCB or CVC Bank:

(a)             whose account Shareholder has been assigned to, serviced by or made aware of during the twenty-four (24) month period prior to the date of Shareholder’s termination of employment with or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)             using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank,     either on behalf of Shareholder or any third party

OR:

3.4           solicit the business of any prospective customer or client of Bancorp, Bank, CVCB or CVC Bank:

5

(a)           whose business Shareholder was involved in soliciting or recruiting while employed by or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)   using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank.

ARTICLE IV
EQUITABLE RELIEF

4.1           Equitable Relief.  Shareholder agrees that it would be impossible or inadequate to measure and calculate CVCB’s damages from any breach of the covenants set forth in this Agreement.  Accordingly, Shareholder agrees that if Shareholder breaches this Agreement, CVCB will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement.  Shareholder further agrees that no bond or other security shall be required in obtaining such equitable relief and Shareholder hereby consents to such injunction’s issuance and to the ordering of specific performance.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder represents and warrants to CVCB that the statements set forth below are true and correct as of the date of this Agreement, except those that are specifically as of a different date:

5.1    Ownership and Related Matters.

(a)   Schedule 5.1(a) hereto correctly sets forth the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the date hereof. Within five business days after the Record Date, Shareholder shall amend said Schedule 5.1(a) to correctly reflect the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the Record Date.

(b)   There are no proxies, voting trusts or other agreements or understandings to or by which Shareholder or his or her spouse is a party or bound or that expressly requires that any of the Shares be voted in any specific manner other than as provided in this Agreement.

5.2    Authorization; Binding Agreement.    Shareholder has the legal right, power, capacity and authority to execute, deliver and perform this Agreement, and this Agreement is the valid and binding obligation of Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity.

5.3    Noncontravention.    The execution, delivery and performance of this Agreement by Shareholder will not (a) require any third party consents; (b) result in the creation or imposition of any encumbrance on any of the Shares; or (c) violate any applicable laws or rules to which Shareholder or his or her spouse is subject.

6

ARTICLE VI

GENERAL

6.1    Amendments.    To the fullest extent permitted by law, this Agreement and any schedule or exhibit attached hereto may be amended by agreement in writing of both parties hereto at any time.

6.2    Integration.    This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for the Reorganization Agreement if executed by Shareholder) supersedes all prior agreements and understandings of the parties in connection therewith.

6.3    Specific Performance.    Shareholder and CVCB each expressly acknowledge that, in view of the uniqueness of the obligations of Shareholder contemplated hereby, CVCB would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed by Shareholder in accordance with its terms, and therefore Shareholder and CVCB agree that CVCB shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled at law or in equity.

6.4    Termination.    This entire Agreement shall terminate automatically without further action at the termination of the Reorganization Agreement in accordance with its terms except as provided in Sections 1.2 and 1.5 of this Agreement.  Upon termination of this Agreement as provided herein, the respective obligations of the parties hereto shall immediately become void and have no further force and effect.

6.5    No Assignment.    Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by CVCB or Shareholder, in whole or in part. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

6.6    Headings.    The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.7    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

6.8    Gender, Number, and Tense.    Throughout this Agreement, unless the context otherwise requires,

(i) the masculine, feminine and neuter genders each includes the other;

(ii) the singular includes the plural, and the plural includes the singular; and

(iii) the past tense includes the present, and the present tense includes the past.

7

6.9    Notices.    Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person, (b) delivered by confirmed facsimile transmission, or (c) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

If to CVCB:

Central Valley Community Bancorp

7100 North Financial Drive, Suite 101

Fresno, California  93720

Attention: Daniel J. Doyle, CEO

With a copy to:

Downey Brand LLP

Attention: James K. Dyer, Jr., Esq.

3425 Brookside Road, Suite A

Stockton, CA 95219

If to Shareholder:

With a copy to:

Dodd•Mason•George LLP

Attention: Glenn T. Dodd, Esq.

1740 Technology Drive, Suite 205

San Jose, CA 95110

or at such other address and to the attention of such other person as a party may notice to the other in accordance with this Section 6.9. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission or on the third Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

6.10    Governing Law.    This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, except to the extent preempted by the laws of the United States.

6.11    Not in Director Capacity.    Except to the extent set forth in Section 1.4, no person executing this Agreement who is, during the term hereof, a director of Bancorp, makes any agreement or understanding herein in his or her capacity as such director. The parties sign solely in their capacities as owners of or holders of the power to vote shares of Bancorp Stock.

8

6.12    Attorneys’ Fees.    If any legal action or any arbitration is brought for the enforcement of this Agreement or because of an alleged dispute, breach or default in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

6.13    Regulatory Compliance.    Each of the provisions of this Agreement is subject to compliance with all applicable regulatory requirements and conditions.

6.14    Arbitration.    Except for actions for equitable relief (including, without limitation, those contemplated by Sections 4.1 and 6.3 of this Agreement), any disputes arising from, relating to or in connection with this Agreement which cannot be resolved informally between the parties shall be submitted to final and binding arbitration in Sacramento, California under the rules and regulations of the American Arbitration Association.

[Signature page follows]

9

IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first above written.

CENTRAL VALLEY COMMUNITY BANCORP

By:

Daniel J. Doyle, Chief Executive Officer

SERVICE 1ST BANCORP

By:

John O. Brooks, Chief Executive Officer

SHAREHOLDER

Name:

10

SPOUSAL CONSENT

I am the spouse of                                  , Shareholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in the Shares, if any.

(Shareholder’s Spouse’s Name)

11

SHAREHOLDER’S AGREEMENT

THIS SHAREHOLDER’S AGREEMENT (“Agreement”), dated as of May 28, 2008 is entered into by and between Central Valley Community Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“CVCB”), Service 1st Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“Bancorp”), and the undersigned shareholder and officer and/or director of Bancorp (“Shareholder”).

RECITALS

A.            CVCB, Central Valley Community Bank, a California banking corporation (“CVC Bank”), Bancorp, and Service 1st Bank, a California banking corporation (“Bank”), entered into that certain Reorganization Agreement and Plan of Merger dated as of May 28, 2008 (the “Reorganization Agreement”).  Pursuant to the Reorganization Agreement, Bancorp shall be merged with CVCB and Bank will be merged into CVC Bank (“Merger”).

B.            Shareholder is a member of the Board of Directors and/or an executive officer of Bancorp and/or Bank and owns shares of the common stock, no par value, of Bancorp (“Bancorp Stock”).

C.            Shareholder is willing to agree to vote or cause to be voted all shares of Bancorp Stock with respect to which Shareholder has voting power on the date hereof or hereafter acquired to approve the Reorganization Agreement and the transactions contemplated thereby and all requisite matters related thereto.

D.            Shareholder is willing to agree to not compete with, use trade secrets or solicit customers or employees of CVCB, CVC Bank, Bancorp or Bank as set forth in this Agreement.

E.             Unless otherwise provided in this Agreement, capitalized terms shall have the meanings given to them in the Reorganization Agreement.  In addition, the term “director” shall include advisory directors, if any, and the term “directorship” shall include advisory directorships, if any.

NOW THEREFORE, in consideration of the premises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, and intending to be legally bound hereby, CVCB and Shareholder agree as follows:

ARTICLE I

DIRECTOR/OFFICER-SHAREHOLDER’S AGREEMENT

1.1          Agreement to Vote.    Shareholder shall vote, or cause to be voted, at any meeting of shareholders of Bancorp to approve the Reorganization Agreement and the transactions contemplated thereby (the “Shareholders’ Meeting”), all of the shares of Bancorp Stock over which Shareholder has voting authority (the “Shares”), as of the record date established to

1

determine shareholders who have the right to vote at any such Shareholders’ Meeting or to give consent to action in writing (the “Record Date”), to approve the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby, including the principal terms of the Merger.

1.2          [Intentionally Omitted]

1.3          Restrictions on Dispositions.    Shareholder agrees that, from and after the date of this Agreement and during the term of this Agreement, he or she will not take any action that will adversely affect his or her ability to comply with the obligations imposed by this Agreement to vote the Shares, except (i) with the prior written consent of CVCB or (ii) to change such right from that of a shared right of Shareholder to vote the Shares to a sole right of Shareholder to vote the Shares.  Without limiting the generality of the foregoing, Shareholder shall take no actions that will reduce the number of Shares held by Shareholder as of the date hereof.

1.4          Shareholder Approval.    Shareholder shall (i) recommend shareholder approval of the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby by the Bancorp shareholders at the Shareholders’ Meeting and (ii) advise the Bancorp shareholders to reject any subsequent proposal or offer received by Bancorp relating to any purchase, sale, acquisition, merger or other form of business combination involving Bancorp or any of its assets, equity securities or debt securities and to proceed with the transactions contemplated by the Reorganization Agreement; provided, however, that Shareholder shall not be obligated to take any action specified above if the Board of Directors of Bancorp is advised in writing by outside legal counsel that, in the exercise of his or her fiduciary duties, a director of Bancorp should not take such action.

1.5          Noncompetition.    Other than serving as a director, executive officer or shareholder of CVCB or its subsidiaries, for a period of twenty-four (24) months after the Effective Time of the Merger, Shareholder agrees not to, without the prior written consent of CVCB, own any shares of, organize, or otherwise be connected as an officer, director, employee, principal, agent or consultant to any financial institution (or any company directly or indirectly controlled by, in control of or in common control with a financial institution), other than CVCB or its subsidiaries, whose deposits are insured by the Federal Deposit Insurance Corporation that has its head offices or a branch office within San Joaquin County, California.  Attached hereto as Schedule 1.5, if any, is a true, complete and accurate list of (i) all direct or indirect ownership interests of Shareholder in financial institutions other than Bancorp or Bank (“Existing Bank Stock Ownership”), and (ii) all consulting services previously performed by Shareholder for financial institutions other than Bancorp or Bank (“Previously Performed Consulting Services”).  The parties acknowledge and agree that, notwithstanding anything in this Section 1.5 or in Section 2.4 to the contrary, (x) the continued ownership of the Existing Bank Stock Ownership (but no additions thereto) and the future provision of Previously Performed Consulting Services shall not violate the prohibitions set forth in this Section 1.5 or in Section 2.4, (y) the direct or indirect ownership of up to five percent (5%) of any class of securities of a financial institution, or company that controls a financial institution, shall not violate the prohibitions set forth in this Section 1.5 provided the main office of such financial institution is not located in San Joaquin County, California, and (z) with respect to a financial institution with

2

its main office located in San Joaquin County, California, the direct or indirect ownership of up to the lesser of ten thousand (10,000) shares or five percent (5%) of any class of securities, shall not violate the prohibitions set forth in this Section 1.5.  In addition, the parties acknowledge and agree that, notwithstanding anything in this Section 1.5 or in Section 2.4 to the contrary, Shareholder may perform consulting services as an independent contractor for organizers of de novo banks outside of San Joaquin County, California upon the receipt of the written consent of CVCB on a case-by-case basis (which consent shall not be unreasonably withheld by CVCB).

1.6          Stock Options.  Shareholder shall not exercise, and Company shall not permit Shareholder to exercise, any stock options granted by Company or Company Bank to Shareholder (“Shareholder Stock Options”).  Immediately prior to the Effective Time, the vesting of Shareholder Stock Options shall accelerate and Company shall purchase each outstanding and unexercised Shareholder Stock Option for an amount equal to the value of the Per Share Merger Consideration (using the Parent Determination Price to value the Per Share Stock Component) less the exercise price in respect of each such Shareholder Stock Option; provided, however, that Shareholder acknowledges and agrees that a portion of the amount payable hereunder shall be placed into and subject to the Escrow contemplated by Section 4.10 of the Reorganization Agreement (the contents of which are hereby incorporated herein by reference).  Except as specifically set forth in this Section 1.6, as of the Effective Time, (i) all Shareholder Stock Options and the agreements under which they were granted are hereby terminated, (ii) Shareholder waives all rights in and to the Shareholder Stock Options and the agreements under which they were granted, and (iii) Shareholder forever releases and discharges Company, CVCB and their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys, and representatives, from any and all causes of action, judgments, liens, indebtedness, damages, claims, liabilities, demands, and causes of action of whatever kind or nature, whether known or unknown, suspected or unsuspected, that Shareholder has or may have against Company, CVCB or any of their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and representatives relating to, arising from or in connection with the Shareholder Stock Options.

1.7          Rule 144.     Shareholder acknowledges that upon receipt of the no par value per share common stock of CVCB (“CVCB Common Stock”) in connection with the Merger, his or her status as a director, officer or shareholder of Bancorp or CVCB may result in Shareholder being deemed to be an affiliate of CVCB for purposes of Rule 144 promulgated by the Securities and Exchange Commission.  Shareholder agrees to comply with any provisions of Rule 144 that may be applicable to Shareholder.

1.8          Termination of Employment Agreement.  Effective upon the Closing, and without any further action by Shareholder, except for any severance benefits payable in connection with the Merger under Section 16(e) of that certain Employment Agreement between Officer, Bancorp and Bank, dated July 15, 2004 (“Employment Agreement”), the Employment Agreement shall terminate for all intents and purposes and be of no further force or effect.

3

ARTICLE II
CONFIDENTIAL INFORMATION.

2.1          Confidentiality.  Except as provided in Section 2.1 of this Agreement, Shareholder agrees that during and after termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, as the case may be, he or she shall keep Confidential Information (as defined below) confidential and shall not directly or indirectly, use, divulge, publish or otherwise disclose or allow to be disclosed any aspect of Confidential Information without CVCB’s prior written consent;  “Confidential Information” includes but is not limited to trade secrets, confidential information, knowledge or data of Bancorp, Bank, CVCB or CVC Bank, or any of their clients, customers, consultants, shareholders, licensees, licensors, vendors or affiliates, that Shareholder may produce, obtain or otherwise acquire or have access to during the course of his or her directorship and/or employment by Bancorp, Bank, CVCB or CVC Bank (whether before or after the date of this Agreement), including but not limited to: business plans, records, and affairs; customer files and lists; sales practices; methods and techniques; sources of supply and vendors; special business relationships with vendors and agents; financial matters; mergers; acquisitions; personnel matters including compensation packages; product specifications; pricing information; technical data; operations and production costs; and other similar matters which are confidential.  All Confidential Information and all tangible materials containing Confidential Information are and shall remain the sole property of Bancorp, Bank, CVCB or CVC Bank, as the case may be.

2.2          Limitation.  Shareholder shall have no obligation under this Agreement to maintain in confidence any information that (i) is in the public domain at the time of disclosure, (ii) though originally Confidential Information, subsequently enters the public domain other than by breach of Shareholder’s obligations hereunder, or (iii) is shown to have been known by Shareholder prior to disclosure to Shareholder by Bancorp, Bank, CVCB or CVC Bank.  Without limiting the generality of the foregoing, the parties agree that the identity of vendors and supply sources commonly used in the banking industry, and materials or computer programs of general application and not containing any Bank customer data that were created by Shareholder, are not Confidential Information.  In addition, the parties acknowledge and agree that all materials possessed by Shareholder relating to the formation of a de novo bank are not Confidential Information subject to the prohibitions of this Agreement.

2.3          Former Employer Information.  Shareholder agrees that he or she has not and will not, during the term of his or her directorship and/or employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity with which Shareholder has an agreement or duty to keep in confidence information acquired by Shareholder, if any, or (ii) bring onto the premises of Bancorp, Bank, CVCB or CVC Bank any document or confidential or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity; provided however that this Section 2.3 shall not prevent Shareholder from making proper use of Confidential Information in the ordinary course of business during the term of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and in accordance with the terms of his or her directorship and/or employment.

2.4          Conflicting Activities.  While serving as an officer or director of Bancorp, Bank, CVCB or CVC Bank, Shareholder will not work as an employee, director or consultant of any other organization or engage in any other activities that conflict with Shareholder’s obligations to Bancorp, Bank, CVCB or CVC Bank, without the express prior written approval of CVC Bank.

4

2.5          Trade Names and Styles.  The undersigned acknowledges and agrees that any and all trade names and styles used by Bancorp or Bank, including, but not limited to, the terms “Service 1st Bank” and all trademarks, visual designs and logos under which Bancorp or Bank do business (collectively, the “Marks”), are valuable trade names and service marks, the ownership of which will pass, for valuable consideration, to CVC Bank upon the Merger.  The undersigned agrees that use by any entity, other than the Bank or CVC Bank, of the Marks in San Joaquin County or in California generally would both cause public and customer confusion, and dilute the value of CVC Bank’s investment in the Merger.  Therefore, the undersigned unconditionally agrees that he or she will not enter into any business arrangement or agreement, whether formal or informal, directly or indirectly, where the term “Service 1st Bank,” or any other Mark, is used for the purpose of doing business as a financial services provider, or in connection with the sale, promotion or marketing of financial services to the public in San Joaquin County or in California generally following the merger.

2.6          Return of Confidential Material and Certification of Compliance.  In the event of Shareholder’s termination of directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank for any reason whatsoever, Shareholder agrees promptly to surrender and deliver to Bancorp, Bank, CVCB or CVC Bank, as the case may be, all records, materials, equipment, drawings, documents and data of any nature pertaining to any Confidential Information or to his or her employment, and Shareholder will not retain or take with him any tangible materials or electronically stored data, containing or pertaining to any Confidential Information that Shareholder may produce, acquire or obtain access to during the course of his or her directorship and/or employment.

ARTICLE III
NONSOLICITATION

3.1          Nonsolicitation.  Shareholder agrees that during the period of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and until the later to occur of (i) the expiration of twenty-four (24) months immediately following the effective date of the Merger or (ii) the expiration of six (6) months immediately following the termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, he or she will not:

3.2          induce, solicit, recruit or encourage any employee of Bancorp, Bank, CVCB or CVC Bank to leave the employ of Bancorp, Bank, CVCB or CVC Bank, which means that he or she will not:

(a)           disclose to any third party the names, backgrounds or qualifications of any employees or otherwise identify them as potential candidates for employment with a competitor; or

5

(b)           personally or through any other person approach, recruit, contact or otherwise solicit employees to work for any other competitor.

OR:

3.3          solicit, either on behalf of Shareholder or any third party, the business of any client or customer of Bancorp, Bank, CVCB or CVC Bank:

(a)             whose account Shareholder has been assigned to, serviced by or made aware of during the twenty-four (24) month period prior to the date of Shareholder’s termination of employment with or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)             using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank,     either on behalf of Shareholder or any third party

OR:

3.4          solicit the business of any prospective customer or client of Bancorp, Bank, CVCB or CVC Bank:

(a)           whose business Shareholder was involved in soliciting or recruiting while employed by or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)   using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank.

3.5          Limitations.  It will not be a violation of Section 3.2 if a former employee of Bancorp, Bank, CVCB or CVC Bank seeks employment with Shareholder’s new employer on an unsolicited basis.  Shareholder or his or her new employer will be allowed to solicit a former employee of Bancorp or Bank who is terminated by Bancorp, Bank, CVCB or CVC Bank prior to or after the Merger.

ARTICLE IV
EQUITABLE RELIEF

4.1          Equitable Relief.  Shareholder agrees that it would be impossible or inadequate to measure and calculate CVCB’s damages from any breach of the covenants set forth in this Agreement.  Accordingly, Shareholder agrees that if Shareholder breaches this Agreement, CVCB will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement.  Shareholder further agrees that no bond or other security shall be required in obtaining such equitable relief and Shareholder hereby consents to such injunction’s issuance and to the ordering of specific performance.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder represents and warrants to CVCB that the statements set forth below are true and correct as of the date of this Agreement, except those that are specifically as of a different date:

6

5.1    Ownership and Related Matters.

(a)   Schedule 5.1(a) hereto correctly sets forth the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the date hereof. Within five business days after the Record Date, Shareholder shall amend said Schedule 5.1(a) to correctly reflect the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the Record Date.

(b)   There are no proxies, voting trusts or other agreements or understandings to or by which Shareholder or his or her spouse is a party or bound or that expressly requires that any of the Shares be voted in any specific manner other than as provided in this Agreement.

5.2    Authorization; Binding Agreement.    Shareholder has the legal right, power, capacity and authority to execute, deliver and perform this Agreement, and this Agreement is the valid and binding obligation of Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity.

5.3    Noncontravention.    The execution, delivery and performance of this Agreement by Shareholder will not (a) require any third party consents; (b) result in the creation or imposition of any encumbrance on any of the Shares; or (c) violate any applicable laws or rules to which Shareholder or his or her spouse is subject.

ARTICLE VI

GENERAL

6.1    Amendments.    To the fullest extent permitted by law, this Agreement and any schedule or exhibit attached hereto may be amended by agreement in writing of both parties hereto at any time.

6.2    Integration.    This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for the Reorganization Agreement if executed by Shareholder) supersedes all prior agreements and understandings of the parties in connection therewith.

6.3    Specific Performance.    Shareholder and CVCB each expressly acknowledge that, in view of the uniqueness of the obligations of Shareholder contemplated hereby, CVCB would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed by Shareholder in accordance with its terms, and therefore Shareholder and CVCB agree that CVCB shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled at law or in equity.

6.4    Termination.    This entire Agreement shall terminate automatically without further action at the termination of the Reorganization Agreement in accordance with its terms except as provided in Sections 1.2 and 1.5 of this Agreement.  Upon termination of this Agreement as provided herein, the respective obligations of the parties hereto shall immediately become void and have no further force and effect.

7

6.5    No Assignment.    Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by CVCB or Shareholder, in whole or in part. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

6.6    Headings.    The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.7    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

6.8    Gender, Number, and Tense.    Throughout this Agreement, unless the context otherwise requires,

(i) the masculine, feminine and neuter genders each includes the other;

(ii) the singular includes the plural, and the plural includes the singular; and

(iii) the past tense includes the present, and the present tense includes the past.

6.9    Notices.    Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person, (b) delivered by confirmed facsimile transmission, or (c) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

If to CVCB:

Central Valley Community Bancorp

7100 North Financial Drive, Suite 101

Fresno, California  93720

Attention: Daniel J. Doyle, CEO

With a copy to:

Downey Brand LLP

Attention: James K. Dyer, Jr., Esq.

3425 Brookside Road, Suite A

Stockton, CA 95219

If to Shareholder:

With a copy to:

Dodd•Mason•George LLP

Attention: Glenn T. Dodd, Esq.

1740 Technology Drive, Suite 205

San Jose, CA 95110

8

or at such other address and to the attention of such other person as a party may notice to the other in accordance with this Section 6.9. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission or on the third Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

6.10    Governing Law.    This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, except to the extent preempted by the laws of the United States.

6.11    Not in Director Capacity.    Except to the extent set forth in Section 1.4, no person executing this Agreement who is, during the term hereof, a director of Bancorp, makes any agreement or understanding herein in his or her capacity as such director. The parties sign solely in their capacities as owners of or holders of the power to vote shares of Bancorp Stock.

6.12    Attorneys’ Fees.    If any legal action or any arbitration is brought for the enforcement of this Agreement or because of an alleged dispute, breach or default in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

6.13    Regulatory Compliance.    Each of the provisions of this Agreement is subject to compliance with all applicable regulatory requirements and conditions.

6.14        Arbitration.     Except for actions for equitable relief (including, without limitation, those contemplated by Sections 4.1 and 6.3 of this Agreement), any disputes arising from, relating to or in connection with this Agreement which cannot be resolved informally between the parties shall be submitted to final and binding arbitration in Sacramento, California under the rules and regulations of the American Arbitration Association.

[Signature page follows]

9

IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first above written.

CENTRAL VALLEY COMMUNITY BANCORP

By:

Daniel J. Doyle, Chief Executive Officer

SERVICE 1ST BANCORP

By:

John O. Brooks, Chief Executive Officer

SHAREHOLDER

Name: BRYAN R. HYZDU

10

SPOUSAL CONSENT

I am the spouse of                                  , Shareholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in the Shares, if any.

(Shareholder’s Spouse’s Name)

11

SHAREHOLDER’S AGREEMENT

THIS SHAREHOLDER’S AGREEMENT (“Agreement”), dated as of May 28, 2008 is entered into by and between Central Valley Community Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“CVCB”), Service 1st Bancorp, a California corporation and registered bank holding company under the Federal Bank Holding Company Act (“Bancorp”), and the undersigned shareholder and officer and/or director of Bancorp (“Shareholder”).

RECITALS

A.            CVCB, Central Valley Community Bank, a California banking corporation (“CVC Bank”), Bancorp, and Service 1st Bank, a California banking corporation (“Bank”), entered into that certain Reorganization Agreement and Plan of Merger dated as of May 28, 2008 (the “Reorganization Agreement”).  Pursuant to the Reorganization Agreement, Bancorp shall be merged with CVCB and Bank will be merged into CVC Bank (“Merger”).

B.            Shareholder is a member of the Board of Directors and/or an executive officer of Bancorp and/or Bank and owns shares of the common stock, no par value, of Bancorp (“Bancorp Stock”).

C.            Shareholder is willing to agree to vote or cause to be voted all shares of Bancorp Stock with respect to which Shareholder has voting power on the date hereof or hereafter acquired to approve the Reorganization Agreement and the transactions contemplated thereby and all requisite matters related thereto.

D.            Shareholder is willing to agree to not compete with, use trade secrets or solicit customers or employees of CVCB, CVC Bank, Bancorp or Bank as set forth in this Agreement.

E.             Unless otherwise provided in this Agreement, capitalized terms shall have the meanings given to them in the Reorganization Agreement.  In addition, the term “director” shall include advisory directors, if any, and the term “directorship” shall include advisory directorships, if any.

NOW THEREFORE, in consideration of the premises and of the respective representations, warranties and covenants, agreements and conditions contained herein and in the Reorganization Agreement, and intending to be legally bound hereby, CVCB and Shareholder agree as follows:

ARTICLE I

DIRECTOR/OFFICER-SHAREHOLDER’S AGREEMENT

1.1          Agreement to Vote.    Shareholder shall vote, or cause to be voted, at any meeting of shareholders of Bancorp to approve the Reorganization Agreement and the transactions contemplated thereby (the “Shareholders’ Meeting”), all of the shares of Bancorp Stock over which Shareholder has voting authority (the “Shares”), as of the record date established to determine shareholders who have the right to vote at any such Shareholders’ Meeting or to give consent to action in writing (the “Record Date”), to approve the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby, including the principal terms of the Merger.

1.2          [Intentionally Omitted.]

1.3          Restrictions on Dispositions.    Shareholder agrees that, from and after the date of this Agreement and during the term of this Agreement, he or she will not take any action that will adversely affect his or her ability to comply with the obligations imposed by this Agreement to vote the Shares, except (i) with the prior written consent of CVCB or (ii) to change such right from that of a shared right of Shareholder to vote the Shares to a sole right of Shareholder to vote the Shares.  Without limiting the generality of the foregoing, Shareholder shall take no actions that will reduce the number of Shares held by Shareholder as of the date hereof.

1.4          Shareholder Approval.    Shareholder shall (i) recommend shareholder approval of the Reorganization Agreement, the Agreement of Merger and the transactions contemplated thereby by the Bancorp shareholders at the Shareholders’ Meeting and (ii) advise the Bancorp shareholders to reject any subsequent proposal or offer received by Bancorp relating to any purchase, sale, acquisition, merger or other form of business combination involving Bancorp or any of its assets, equity securities or debt securities and to proceed with the transactions contemplated by the Reorganization Agreement; provided, however, that Shareholder shall not be obligated to take any action specified above if the Board of Directors of Bancorp is advised in writing by outside legal counsel that, in the exercise of his or her fiduciary duties, a director of Bancorp should not take such action.

1.5           Noncompetition.    Other than serving as a director, executive officer or shareholder of CVCB or its subsidiaries, for a period of twenty-four (24) months after the Effective Time of the Merger, Shareholder agrees not to, without the prior written consent of CVCB, own any shares of, organize, or otherwise be connected as an officer, director, employee, principal, agent or consultant to any financial institution (or any company directly or indirectly controlled by, in control of or in common control with a financial institution), other than CVCB or its subsidiaries, whose deposits are insured by the Federal Deposit Insurance Corporation that has its head offices or a branch office within San Joaquin County, California.  Attached hereto as Schedule 1.5, if any, is a true, complete and accurate list of (i) all direct or indirect ownership interests of Shareholder in financial institutions other than Bancorp or Bank (“Existing Bank Stock Ownership”), and (ii) all consulting services previously performed by Shareholder for financial institutions other than Bancorp or Bank (“Previously Performed Consulting Services”).  The parties acknowledge and agree that, notwithstanding anything in this Section 1.5 or in Section 2.4 to the contrary, (x) the continued ownership of the Existing Bank Stock Ownership (but no additions thereto) and the future provision of Previously Performed Consulting Services shall not violate the prohibitions set forth in this Section 1.5 or in Section 2.4, (y) the direct or indirect ownership of up to five percent (5%) of any class of securities of a financial institution, or company that controls a financial institution, shall not violate the prohibitions set forth in this Section 1.5 provided that the main office of such financial institution is not located in San Joaquin County, California, and (z) with respect to a financial institution with its main office located in San Joaquin County, California, the direct and indirect ownership of up to the lesser of ten thousand (10,000) shares or five percent (5%) of any class of securities, shall not violate the prohibitions set forth in this Section 1.5.

1.6          Stock Options.  Shareholder shall not exercise, and Company shall not permit Shareholder to exercise, any stock options granted by Company or Company Bank to Shareholder (“Shareholder Stock Options”).  Immediately prior to the Effective Time, the vesting of Shareholder Stock Options shall accelerate and Company shall purchase each outstanding and unexercised Shareholder Stock Option for an amount equal to the value of the Per Share Merger Consideration (using the Parent Determination Price to value the Per Share Stock Component) less the exercise price in respect of each such Shareholder Stock Option; provided, however, that Shareholder acknowledges and agrees that a portion of the amount payable hereunder shall be placed into and subject to the Escrow contemplated by Section 4.10 of the Reorganization Agreement (the contents of which are hereby incorporated herein by reference).  Except as specifically set forth in this Section 1.6, as of the Effective Time, (i) all Shareholder Stock Options and the agreements under which they were granted are hereby terminated, (ii) Shareholder waives all rights in and to the Shareholder Stock Options and the agreements under which they were granted, and (iii) Shareholder forever releases and discharges Company, CVCB and their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys, and representatives, from any and all causes of action, judgments, liens, indebtedness, damages, claims, liabilities, demands, and causes of action of whatever kind or nature, whether known or unknown, suspected or unsuspected, that Shareholder has or may have against Company, CVCB or any of their respective parents, subsidiaries, affiliates, successors, assigns, officers, directors, employees, agents, attorneys and representatives relating to, arising from or in connection with the Shareholder Stock Options.

1.7          Rule 144.              Shareholder acknowledges that upon receipt of the no par value per share common stock of CVCB (“CVCB Common Stock”) in connection with the Merger, his or her status as a director, officer or shareholder of Bancorp or CVCB may result in Shareholder being deemed to be an affiliate of CVCB for purposes of Rule 144 promulgated by the Securities and Exchange Commission.  Shareholder agrees to comply with any provisions of Rule 144 that may be applicable to Shareholder.

1.8          Termination of Employment Agreement.  Effective upon the Closing, and without any further action by Shareholder, except for any severance benefits payable in connection with the Merger under Section 16(e) of that certain Employment Agreement between Officer, Bancorp and Bank, dated July 15, 2004 (“Employment Agreement”), the Employment Agreement shall terminate for all intents and purposes and be of no further force or effect.

ARTICLE II

CONFIDENTIAL INFORMATION.

2.1          Confidentiality.  Except as provided in Section 2.1 of this Agreement, Shareholder agrees that during and after termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, as the case may be, he or she shall keep Confidential Information (as defined below) confidential and shall not directly or indirectly, use, divulge, publish or otherwise disclose or allow to be disclosed any aspect of Confidential

Information without CVCB’s prior written consent;  “Confidential Information” includes but is not limited to trade secrets, confidential information, knowledge or data of Bancorp, Bank, CVCB or CVC Bank, or any of their clients, customers, consultants, shareholders, licensees, licensors, vendors or affiliates, that Shareholder may produce, obtain or otherwise acquire or have access to during the course of his or her directorship and/or employment by Bancorp, Bank, CVCB or CVC Bank (whether before or after the date of this Agreement), including but not limited to: business plans, records, and affairs; customer files and lists; sales practices; methods and techniques; sources of supply and vendors; special business relationships with vendors and agents; financial matters; mergers; acquisitions; personnel matters including compensation packages; product specifications; pricing information; technical data; operations and production costs; and other similar matters which are confidential.  All Confidential Information and all tangible materials containing Confidential Information are and shall remain the sole property of Bancorp, Bank, CVCB or CVC Bank, as the case may be.

2.2          Limitation.  Shareholder shall have no obligation under this Agreement to maintain in confidence any information that (i) is in the public domain at the time of disclosure, (ii) though originally Confidential Information, subsequently enters the public domain other than by breach of Shareholder’s obligations hereunder, or (iii) is shown to have been known by Shareholder prior to disclosure to Shareholder by Bancorp, Bank, CVCB or CVC Bank.  Without limiting the generality of the foregoing, the parties agree that the identity of vendors and supply sources commonly used in the banking industry, and materials or computer programs of general application and not containing any Bank customer data that were created by Shareholder, are not Confidential Information.

2.3          Former Employer Information.  Shareholder agrees that he or she has not and will not, during the term of his or her directorship and/or employment, (i) improperly use or disclose any proprietary information or trade secrets of any former employer or other person or entity with which Shareholder has an agreement or duty to keep in confidence information acquired by Shareholder, if any, or (ii) bring onto the premises of Bancorp, Bank, CVCB or CVC Bank any document or confidential or proprietary information belonging to such employer, person or entity unless consented to in writing by such employer, person or entity; provided however that this Section 2.3 shall not prevent Shareholder from making proper use of Confidential Information in the ordinary course of business during the term of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and in accordance with the terms of his or her directorship and/or employment.

2.4          Conflicting Activities.  While serving as an officer or director of Bancorp, Bank, CVCB or CVC Bank, Shareholder will not work as an employee, director or consultant of any other organization or engage in any other activities that conflict with Shareholder’s obligations to Bancorp, Bank, CVCB or CVC Bank, without the express prior written approval of CVC Bank.

2.5          Trade Names and Styles.  The undersigned acknowledges and agrees that any and all trade names and styles used by Bancorp or Bank, including, but not limited to, the terms “Service 1st Bank” and all trademarks, visual designs and logos under which Bancorp or Bank do business (collectively, the “Marks”), are valuable trade names and service marks, the ownership of which will pass, for valuable consideration, to CVC Bank upon the Merger.  The undersigned agrees that use by any entity, other than the Bank or CVC Bank, of the Marks in San Joaquin

County or in California generally would both cause public and customer confusion, and dilute the value of CVC Bank’s investment in the Merger.  Therefore, the undersigned unconditionally agrees that he or she will not enter into any business arrangement or agreement, whether formal or informal, directly or indirectly, where the term “Service 1st Bank,” or any other Mark, is used for the purpose of doing business as a financial services provider, or in connection with the sale, promotion or marketing of financial services to the public in San Joaquin County or in California generally following the merger.

2.6          Return of Confidential Material and Certification of Compliance.  In the event of Shareholder’s termination of directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank for any reason whatsoever, Shareholder agrees promptly to surrender and deliver to Bancorp, Bank, CVCB or CVC Bank, as the case may be, all records, materials, equipment, drawings, documents and data of any nature pertaining to any Confidential Information or to his or her employment, and Shareholder will not retain or take with him any tangible materials or electronically stored data, containing or pertaining to any Confidential Information that Shareholder may produce, acquire or obtain access to during the course of his or her directorship and/or employment.

ARTICLE III
NONSOLICITATION

3.1          Nonsolicitation.  Shareholder agrees that during the period of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank and for twenty-four (24) months after the date of termination of his or her directorship and/or employment with Bancorp, Bank, CVCB or CVC Bank, he or she will not:

3.2          induce, solicit, recruit or encourage any employee of Bancorp, Bank, CVCB or CVC Bank to leave the employ of Bancorp, Bank, CVCB or CVC Bank, which means that he or she will not:

(a)           disclose to any third party the names, backgrounds or qualifications of any employees or otherwise identify them as potential candidates for employment with a competitor; or

(b)           personally or through any other person approach, recruit, contact or otherwise solicit employees to work for any other competitor.

OR:

3.3          solicit, either on behalf of Shareholder or any third party, the business of any client or customer of Bancorp, Bank, CVCB or CVC Bank:

(a)             whose account Shareholder has been assigned to, serviced by or made aware of during the twenty-four (24) month period prior to the date of Shareholder’s termination of employment with or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)             using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank, either on behalf of Shareholder or any third party

OR:

3.4          solicit the business of any prospective customer or client of Bancorp, Bank, CVCB or CVC Bank:

(a)           whose business Shareholder was involved in soliciting or recruiting while employed by or serving as a director of Bancorp, Bank, CVCB or CVC Bank, or

(b)   using any Confidential Information of Bancorp, Bank, CVCB or CVC Bank.

3.5          Limitations.  It will not be a violation of Section 3.2 if a former employee of Bancorp, Bank, CVCB or CVC Bank seeks employment with Shareholder’s new employer on an unsolicited basis.  Shareholder or his or her new employer will be allowed to solicit a former employee of Bancorp or Bank who is terminated by Bancorp, Bank, CVCB or CVC Bank prior to or after the Merger.

ARTICLE IV
EQUITABLE RELIEF

4.1          Equitable Relief.  Shareholder agrees that it would be impossible or inadequate to measure and calculate CVCB’s damages from any breach of the covenants set forth in this Agreement.  Accordingly, Shareholder agrees that if Shareholder breaches this Agreement, CVCB will have available, in addition to any other right or remedy available, the right to obtain an injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement.  Shareholder further agrees that no bond or other security shall be required in obtaining such equitable relief and Shareholder hereby consents to such injunction’s issuance and to the ordering of specific performance.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

Shareholder represents and warrants to CVCB that the statements set forth below are true and correct as of the date of this Agreement, except those that are specifically as of a different date:

5.1    Ownership and Related Matters.

(a)   Schedule 5.1(a) hereto correctly sets forth the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the date hereof. Within five business days after the Record Date, Shareholder shall amend said Schedule 5.1(a) to correctly reflect the number of Shares and the nature of Shareholder’s voting power with respect thereto as of the Record Date.

(b)   There are no proxies, voting trusts or other agreements or understandings to or by which Shareholder or his or her spouse is a party or bound or that expressly requires that any of the Shares be voted in any specific manner other than as provided in this Agreement.

5.2    Authorization; Binding Agreement.    Shareholder has the legal right, power, capacity and authority to execute, deliver and perform this Agreement, and this Agreement is the valid and binding obligation of Shareholder enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity.

5.3    Noncontravention.    The execution, delivery and performance of this Agreement by Shareholder will not (a) require any third party consents; (b) result in the creation or imposition of any encumbrance on any of the Shares; or (c) violate any applicable laws or rules to which Shareholder or his or her spouse is subject.

ARTICLE VI

GENERAL

6.1    Amendments.    To the fullest extent permitted by law, this Agreement and any schedule or exhibit attached hereto may be amended by agreement in writing of both parties hereto at any time.

6.2    Integration.    This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and (except for the Reorganization Agreement if executed by Shareholder) supersedes all prior agreements and understandings of the parties in connection therewith.

6.3    Specific Performance.    Shareholder and CVCB each expressly acknowledge that, in view of the uniqueness of the obligations of Shareholder contemplated hereby, CVCB would not have an adequate remedy at law for money damages in the event that this Agreement has not been performed by Shareholder in accordance with its terms, and therefore Shareholder and CVCB agree that CVCB shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled at law or in equity.

6.4    Termination.    This entire Agreement shall terminate automatically without further action at the termination of the Reorganization Agreement in accordance with its terms except as provided in Sections 1.2 and 1.5 of this Agreement.  Upon termination of this Agreement as provided herein, the respective obligations of the parties hereto shall immediately become void and have no further force and effect.

6.5    No Assignment.    Neither this Agreement nor any rights, duties or obligations hereunder shall be assignable by CVCB or Shareholder, in whole or in part. Any attempted assignment in violation of this prohibition shall be null and void. Subject to the foregoing, all of the terms and provisions hereof shall be binding upon, and inure to the benefit of, the successors of the parties hereto.

6.6    Headings.    The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

6.7    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each party hereto and delivered to each party hereto.

6.8    Gender, Number, and Tense.    Throughout this Agreement, unless the context otherwise requires,

(i) the masculine, feminine and neuter genders each includes the other;

(ii) the singular includes the plural, and the plural includes the singular; and

(iii) the past tense includes the present, and the present tense includes the past.

6.9    Notices.    Any notice or communication required or permitted hereunder, shall be deemed to have been given if in writing and (a) delivered in person, (b) delivered by confirmed facsimile transmission, or (c) mailed by certified or registered mail, postage prepaid with return receipt requested, addressed as follows:

If to CVCB:

Central Valley Community Bancorp

7100 North Financial Drive, Suite 101

Fresno, California  93720

Attention: Daniel J. Doyle, CEO

With a copy to:

Downey Brand LLP

Attention: James K. Dyer, Jr., Esq.

3425 Brookside Road, Suite A

Stockton, CA 95219

If to Shareholder:

With a copy to:

Dodd•Mason•George LLP

Attention: Glenn T. Dodd, Esq.

1740 Technology Drive, Suite 205

San Jose, CA 95110

or at such other address and to the attention of such other person as a party may notice to the other in accordance with this Section 6.9. Any such notice or communication shall be deemed received on the date delivered personally or delivered by confirmed facsimile transmission or on the third Business Day after it was sent by certified or registered mail, postage prepaid with return receipt requested.

6.10    Governing Law.    This Agreement shall be construed in accordance with, and governed by, the laws of the State of California, except to the extent preempted by the laws of the United States.

6.11    Not in Director Capacity.    Except to the extent set forth in Section 1.4, no person executing this Agreement who is, during the term hereof, a director of Bancorp, makes any agreement or understanding herein in his or her capacity as such director. The parties sign solely in their capacities as owners of or holders of the power to vote shares of Bancorp Stock.

6.12    Attorneys’ Fees.    If any legal action or any arbitration is brought for the enforcement of this Agreement or because of an alleged dispute, breach or default in connection with this Agreement, the prevailing party shall be entitled to recover reasonable attorneys’ fees and other costs and expenses incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

6.13    Regulatory Compliance.    Each of the provisions of this Agreement is subject to compliance with all applicable regulatory requirements and conditions.

6.14        Arbitration.          Except for actions for equitable relief (including, without limitation, those contemplated by Sections 4.1 and 6.3 of this Agreement), any disputes arising from, relating to or in connection with this Agreement which cannot be resolved informally between the parties shall be submitted to final and binding arbitration in Sacramento, California under the rules and regulations of the American Arbitration Association.

[Signature page follows]

IN WITNESS WHEREOF, the parties to this Agreement have duly executed this Agreement as of the day and year first above written.

CENTRAL VALLEY COMMUNITY BANCORP

By:

Daniel J. Doyle, Chief Executive Officer

SERVICE 1ST BANCORP

By:

John O. Brooks, Chief Executive Officer

SHAREHOLDER

Name: JOHN O. BROOKS

SPOUSAL CONSENT

I am the spouse of                                 , Shareholder in the above Agreement. I understand that I may consult independent legal counsel as to the effect of this Agreement and the consequences of my execution of this Agreement and, to the extent I felt it necessary, I have discussed it with legal counsel. I hereby confirm this Agreement and agree that it shall bind my interest in the Shares, if any.

(Shareholder’s Spouse’s Name)